LOANS RECEIVABLE (Tables)	9 Months Ended
Aug. 31, 2022
Loans Receivable
Schedule of long term loans receivable including accrued interest

	Participant Games	Installment Entertainment	Total
	$	$	$
Balance November 30, 2020	51,931	32,992	84,923
Accrued interest income	7,912	5,027	12,939
Expected credit loss	(61,814)	(39,271)	(101,085)
Net exchange differences	1,971	1,252	3,223
Balance, November 30, 2021 and August 31, 2022	-	-	-